UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2005
RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 615-1100
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition.
Item 9.01.	Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.
     On October 27, 2005, RadiSys Corporation (the “Company”) issued a press release announcing its results for the fiscal quarter ending September 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on October 27, 2005, the Company held a conference call discussing its results for the fiscal quarter ending September 30, 2005. A copy of the text of this conference call is attached hereto as Exhibit 99.2.
     The press release and the text of the conference call contains forward-looking statements, including the statements about the (i) Company’s guidance for the fourth quarter, particularly with respect to anticipated revenues and diluted earnings per share, (ii) anticipated amount and timing of the increase in research and development spending in the fourth quarter, (iii) the effects on our revenues and business resulting from new design wins and the timing of such effects, and (iv) the increase in future business activities resulting from increases in research and development activities. Actual results could differ materially from our guidance in these forward-looking statements as a result of a number of risk factors described in the press release and other risk factors listed from time to time in the Company’s SEC reports, including those listed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and in the Company’s Quarterly Reports on Form 10-Q filed with the SEC each fiscal quarter, and other filings with the SEC, copies of which may be obtained by contacting the Company’s at 503-615-1100 or at the Company’s investor relations website at http://www.radisys.com.
     The conference call contained the following sentence that may be considered to have non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100:
     ” Operating expenses excluding intangible amortization and restructuring reversals totaled $15.5 million this quarter, about even with the second quarter. “
     Accordingly, we are providing the following table, which reconciles the information to the corresponding GAAP-based measure represented in our Consolidated Statements of Operations in the accompanying press release. Management believes the presentation of this non-GAAP financial measure, in connection with the results of the fiscal quarter and year ended September 30, 2005, provides useful information to investors regarding our results of operations as this non-GAAP financial measure allows investors to better evaluate ongoing business performance and factors that influenced performance during the period under report. Management also uses this non-GAAP measure internally to monitor performance of business. This non-GAAP financial measure should be considered in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.
Reconciliation of reported operating expenses to GAAP operating expenses (in thousands):

	Three Months Ended
	September 30, 2005	June 30, 2005
Operating Expenses (GAAP):	$15,389	$16,659
Less: Intangible amortization	(513)	(513)
Less: Restructuring charges or		(1,146)
Add: Net restructuring reversals	127

Comparable operating expenses:	$15,003	$15,000

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
     The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release, dated October 27, 2005

99.2	Text of conference call held October 27, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION
Date: November 2, 2005	By:	/s/ Brian Bronson
		Name:	Brian Bronson
		Title:	VP of Finance and Business Development

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated October 27, 2005

99.2	Text of conference call held October 27, 2005